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                                 AMENDMENT NO. 1                   Exhibit 10.20
                                       TO
                                SEALY CORPORATION
                             PERFORMANCE SHARE PLAN

                  This Amendment No. 1 is executed as of the date set forth below by the Human Resources Committee (the "Committee") of the Board of Directors of Sealy Corporation, a corporation organized and existing under and by virtue of the laws of the State of Delaware (the "Company").

                                   WITNESSETH:
                                   -----------

                  WHEREAS, the Company maintains the Sealy Corporation Performance Share Plant (the "Plan") to provide unfunded long-term incentive compensation for certain employees of the Company and its subsidiaries; and

                  WHEREAS, pursuant to Section 8.1 of the Plan, the Committee has the right to amend the Plan, and

                  WHEREAS, the Committee desires to amend the Plan in order to make certain necessary and desirable changes;

                  NOW, THEREFORE, pursuant to Section 8.1 of the Plan, the Committee hereby amends the Plan, effective November 30, 1996, with respect to all Participants under the Plan, as follows:

                  1. Section 2.11 of the Plan is hereby amended by the deletion of Section 2.11 and the substitution in lieu thereof of the following:

                  "2.11 'Conversion Ratio' shall mean the ratio utilized to convert Performance Share into Common Shares"

                  2. Section 2.23 of the Plan is hereby amended by the deletion of Section 2.23 and the substitution in lieu thereof of the following:

                  "2.23 'Payment Date' shall mean the later of:

                  (a) a date between January 1, 1997 and February 15, 1997, but not later than February 15, 1997; and

                  (b)    the date determined under Section 7.2 hereof."

                  3. Section 2.35 of the Plan is hereby amended by the deletion of Section 2.35 and the substitution in lieu thereof of the following:



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                  "2.35 'Withholding Amount' shall mean an amount sufficient to satisfy the aggregate federal, state and local tax withholding amounts elected by the Participant (or Beneficiary if applicable) to be paid with respect to income realized by a Participant or Beneficiary relating to the distribution of Common Shares, including all amounts required by law to be withheld including taxes under the Federal Insurance Contributions Act ("FICA") and Medicare and, with respect to Participants that are not residents of the United States, "Withholding Amount" shall refer to similar types of taxes of an equivalent nature. The Withholding Amount shall be no less than the amount required by law to be withheld by the Company (or the applicable employer) and not greater than the maximum statutory rates for all such taxes in the aggregate and is to be determined at the election of the Participant (or Beneficiary, if applicable) based on their estimated tax liability. If no such election is made by the Participant (or Beneficiary, if applicable) on or before sixty (60) days after the Payment Date, then the Withholding Amount shall mean the amount required by the relevant taxing authorities to be withheld by the Company (or the applicable employer) for all such taxes."

                  4. Section 7.1 of the Plan is hereby amended by the deletion of said Section and the substitution in lieu thereof of the following:

                  "7.1 CONVERSION OF PERFORMANCE SHARES. Upon the Payment Date, each one (1) of a Participant's Vested Performance Shares shall be converted into three-tenths (0.3) of a Common Share."

                  5. Sections 7.4, 7.5 and 7.6 of the Plan are hereby amended by the insertion of the words "Withholding Amount" in the number of places in substitution for the following clauses to be deleted:

IN SECTION 7.4:

In the first sentence, delete: ",any Federal and state withholding taxes applicable to the distribution of Common Shares under this Plan"

In Subparagraph (b), delete: "such amount, inclusive of the Withholding Amount, which is necessary to pay his estimated income taxes"

In Subparagraph (c), delete: "his estimated income tax liability"

In the last sentence of the second paragraph, delete: "the withholding taxes advanced by the Company"

In Subparagraph (i), delete: "the amount of the withholding taxes"


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In Subparagraph (ii), delete: "his estimated income tax liability"

In the last sentence of the third paragraph, delete: "the withholding taxes advanced by the Company"

In the first sentence of the fourth paragraph, delete: "the amount of the withholding taxes advanced by the Company"

In the last sentence of the last paragraph, delete: "the withholding taxes"

IN SECTION 7.5

In the first sentence, delete: "his estimated total income tax liability" and "an amount as determined by the Committee, to equal the estimated total federal and state income tax liability which the Participant will incur on the distribution of Common Shares to the Participant (exclusive of FICA or similar taxes even if such taxes were included in the Withholding Amount)"

IN SECTION 7.6

In the first sentence, delete: "the number of Common Shares having a value equal to either (i) the Withholding Amount less any FICA or similar taxes included therein or (ii) such higher amount determined by the Participant but not to exceed the estimated total federal and state income tax liability as determined by the Committee on the distribution of Common Shares (any such amount shall exclude any FICA or similar taxes even if such taxes were included in the Withholding Amount)"

In the last sentence, delete "the Withholding Amount by the Company and second shall be paid to the appropriate taxing authorities in order to satisfy the Participant's or Beneficiary's estimated income tax liability relating to the distribution of Common Shares under this Plan"

                  6. Section 7.7 of the Plan is hereby amended by the deletion of said Section and the substitution in lieu of the following:

                  "7.7     [RESERVED]."

                  7. Section 8.1 of the Plan is hereby amended by the deletion of the second sentence thereof.

                  8. Section 8.2 of the Plan is hereby amended by the deletion of said Section and the substitution in lie of the following:

                  "8.2 [RESERVED]."

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                  9. Article IX of the Plan is hereby amended by the addition thereto of a new Section 9.17 to read as follows:

                  "9.17 APPLICABILITY OF AMENDMENT NO. 1. The provisions of Amendment No. 1 to the Plan, effective November 30, 1996, shall apply to all Participants under the Plan. For all Participants, their Participation Agreements shall be construed to give full effect to this Amendment No. 1 (and references therein to the Plan shall mean the Plan as so amended)."

                  10. The Plan is hereby clarified to confirm that the primary obligor (as the employer) is Sealy, Inc., with respect to Participants that are United States residents, Sealy Canada, Ltd. with respect to Participants that are Canadian residents, and Sealy Mattress Company Mexico, S. de R.L. de C.V. with respect to Participants that are Mexican residents. The Company and its applicable officers are hereby authorized to sell a sufficient number of Common Shares to such obligors to allow them to fulfill their obligations to Participants under the Plan and shall be entitled to repurchase any such Common Shares that are not necessary for that purpose (including any that might be sold back to such obligor in satisfaction of a loan amount or in payment of any of the Withholding Amount) and to take all other necessary or appropriate actions in connection therewith.

           IN WITNESS WHEREOF, the Committee has executed this Amendment No. 1 this ________ day of November, 1996.


                                            THE HUMAN RESOURCES COMMITTEE
                                            OF THE BOARD OF DIRECTORS
                                            OF SEALY CORPORATION

                                            /s/ Rolf H. Towe
                                            -----------------------------------
                                            Rolf H. Towe


                                            /s/ Rod Dammeyer
                                            -----------------------------------
                                            Rod Dammeyer


                                            /s/ James W. Johnston
                                            -----------------------------------
                                            James W. Johnston




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